CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS                                       CASH FLOWS   PAGE 1 OF  2
COLLECTION PERIOD: OCTOBER 1, 2002 THROUGH OCTOBER 31, 2002
ACCRUAL PERIOD: OCT 15, 2002 THROUGH NOV 14, 2002
DISTRIBUTION DATE: NOV 15, 2002



                                                                     TRUST             SERIES          SERIES          SERIES
                                                                    TOTALS             1996-1          1998-1          1999-2
                                                               ------------------  ------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                   42,989,097.72 *    3,145,594.22    3,145,594.22    3,774,713.07
Principal Collections from Seller                                 500,000,000.00 *            0.00            0.00            0.00
Investment Income on Accounts                                          98,770.54          9,189.53        9,230.65       10,916.33
Balances in Principal Funding Accounts                                      0.00              0.00            0.00            0.00
Balances in Reserve Fund Accounts                                  16,978,500.00      1,750,000.00    1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                         0.00              0.00            0.00            0.00
Balance in Yield Supplement Accounts                               17,404,000.00      2,000,000.00    2,000,000.00    2,400,000.00
Other Adjustments                                                           0.00              0.00            0.00            0.00
                                                               ------------------  ------------------------------------------------
                   TOTAL AVAILABLE                                577,470,368.26      6,904,783.76    6,904,824.88    8,285,629.40
                                                               ==================  ================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders            12,971,493.88        833,125.00      809,444.44      997,166.67
Principal Due to Note/Certificateholders                          500,000,000.00              0.00            0.00            0.00
Principal to Funding Account                                                0.00              0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                            15,228,500.00      1,750,000.00    1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                                   0.00              0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                        17,404,000.00      2,000,000.00    2,000,000.00    2,400,000.00
Yield Supplement & Reserve Account to Seller                        1,750,000.00 *            0.00            0.00            0.00
Service Fees to Seller                                              5,874,001.83 *      416,666.67      416,666.67      500,000.00
Defaulted Amounts to Seller                                           333,839.55 *       26,282.44       26,282.44       31,538.93
Excess Collections to Seller                                       23,908,532.99 *    1,878,709.65    1,902,431.33    2,256,923.80
Excess Funding Account Balance to Seller                                    0.00 *            0.00            0.00            0.00
                                                               ------------------  ------------------------------------------------
                 TOTAL DISBURSEMENTS                              577,470,368.26      6,904,783.76    6,904,824.88    8,285,629.40
                                                               ==================  ================================================
                        Proof                                               0.00              0.00            0.00            0.00
                                                               ==================  ================================================








                                                                     SERIES           SERIES          SERIES          SERIES
                                                                     1999-4           2000-A          2000-B          2000-C
                                                               --------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                     3,172,027.79    4,718,391.33    3,151,885.41    3,145,594.22
Principal Collections from Seller                                  500,000,000.00            0.00            0.00            0.00
Investment Income on Accounts                                            6,277.55       12,995.13        9,184.11        9,216.26
Balances in Principal Funding Accounts                                       0.00            0.00            0.00            0.00
Balances in Reserve Fund Accounts                                    1,750,000.00    2,625,000.00    1,753,500.00    1,750,000.00
Balances in Excess Funding Accounts                                          0.00            0.00            0.00            0.00
Balance in Yield Supplement Accounts                                         0.00    3,000,000.00    2,004,000.00    2,000,000.00
Other Adjustments                                                            0.00            0.00            0.00            0.00
                                                               --------------------------------------------------------------------
                   TOTAL AVAILABLE                                 504,928,305.34   10,356,386.46    6,918,569.52    6,904,810.49
                                                               ====================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders              2,679,166.67    1,227,083.33      811,063.33      805,138.89
Principal Due to Note/Certificateholders                           500,000,000.00            0.00            0.00            0.00
Principal to Funding Account                                                 0.00            0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                                      0.00    2,625,000.00    1,753,500.00    1,750,000.00
Move Funds to the Excess Funding Accounts                                    0.00            0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts                                  0.00    3,000,000.00    2,004,000.00    2,000,000.00
Yield Supplement & Reserve Account to Seller                         1,750,000.00            0.00            0.00            0.00
Service Fees to Seller                                                 416,666.67      625,000.00      417,500.00      416,666.67
Defaulted Amounts to Seller                                                  0.00       39,423.66       26,335.00       26,282.44
Excess Collections to Seller                                            82,472.00    2,839,879.47    1,906,171.19    1,906,722.49
Excess Funding Account Balance to Seller                                     0.00            0.00            0.00            0.00
                                                               --------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                               504,928,305.34   10,356,386.46    6,918,569.52    6,904,810.49
                                                               ====================================================================
                        Proof                                                0.00            0.00            0.00            0.00
                                                               ====================================================================







                                                                    SERIES          DCMOT
                                                                    2001-A          2002-A           OTHER
                                                               -------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                                  6,291,188.44    12,444,109.01            0.00
Principal Collections from Seller                                         0.00             0.00
Investment Income on Accounts                                        16,966.02        14,794.95
Balances in Principal Funding Accounts                                    0.00             0.00
Balances in Reserve Fund Accounts                                 3,500,000.00             0.00
Balances in Excess Funding Accounts                                       0.00             0.00
Balance in Yield Supplement Accounts                              4,000,000.00             0.00
Other Adjustments                                                         0.00             0.00            0.00
                                                               -------------------------------------------------
                   TOTAL AVAILABLE                               13,808,154.46    12,458,903.96            0.00
                                                               =================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders           1,605,972.22     3,203,333.33
Principal Due to Note/Certificateholders                                  0.00             0.00
Principal to Funding Account                                              0.00             0.00
Move Funds to the Reserve Fund Accounts                           3,500,000.00             0.00
Move Funds to the Excess Funding Accounts                                 0.00             0.00
Move Funds to the Yield Supplement Accounts                       4,000,000.00             0.00
Yield Supplement & Reserve Account to Seller                              0.00             0.00
Service Fees to Seller                                              833,333.33     1,831,501.83
Defaulted Amounts to Seller                                          52,564.88       105,129.76
Excess Collections to Seller                                      3,816,284.03     7,318,939.04
Excess Funding Account Balance to Seller                                  0.00             0.00            0.00
                                                               -------------------------------------------------
                 TOTAL DISBURSEMENTS                             13,808,154.46    12,458,903.96            0.00
                                                               =================================================
                        Proof                                             0.00             0.00            0.00
                                                               =================================================






                                                                  TO: JOHN BOBKO/ROBERT GRUENFEL      FROM: PAUL GEKIERE
------------------------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK :                        THE BANK OF NEW YORK                  DAIMLERCHRYSLER
                                         4,122,723.24                 (212) 815-4389/8325                   (248) 512-2758
------------------------------------------------------------------

                                                       CASH FLOWS   PAGE 2 OF  2

          --------------------------------------------------------------------------------------------
          INSTRUCTIONS TO BANK OF NEW YORK
               1. Receive funds from:

                       Chrysler                                   $4,122,723.24
                       Investment Income                              98,770.54
                       Collection Account                        507,000,000.10 *
                       Reserve & Yield Accounts                    1,750,000.00
                       Balance in Excess Funding Account                   0.00
                                                                $512,971,493.88
               2. Distribute funds to:
                       Series Note/Certificate Holders          $512,971,493.88
                       Chrysler                                            0.00
                       Trust Deposit Accounts                              0.00
                                                                $512,971,493.88

               3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

          --------------------------------------------------------------------------------------------

